February 26, 2008




Managed Municipal Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019


      Re:    Managed Municipal Fund, Inc.
             Post-EffectiveAmendment No. 23
             File No. 33-32819; ICA No. 811-6023

Gentlemen:

      We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 23 to Registration Statement No. 33-32819 on Form N-1A.


                                     Very truly yours,



                                    /s/ Kramer Levin Naftalis & Frankel LLP